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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: December 3, 2001
                        (Date of earliest event reported)



                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


      DELAWARE                 COMMISSION FILE NUMBER            56-2084290
(State of Incorporation)             (1-14373)                (I.R.S. Employer
                                                             Identification No.)

  200 PARK AVENUE, NEW YORK, NEW YORK                               10166
(Address of Principal Executive Officers)                         (Zip Code)


                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.       OTHER EVENTS

     On November 20, 2001, Insignia announced the sale of the Fresh Meadows apartments for $270 million by a partnership in which the Company was a substantial minority investor. Fresh Meadows, located in Queens, New York, consists of 3,285 apartment units spanning 140-buildings and is one of the largest residential housing complexes in Queens.

     Insignia's will recognise a pre-tax gain of approximately $10 million ($6 million after-tax) in the fourth quarter of 2001 from its share of the sale. Insignia Residential Group, the Company's New York based residential co-op and condominium management unit, has managed Fresh Meadows since 1997 and will assist in the management of the property under new ownership.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits - The following are furnished as exhibits to this report:

                 Exhibit No.

                 99.1     Press Release dated November 20, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           INSIGNIA FINANCIAL GROUP, INC.



                                           By:
                                              ---------------------------
                                              Adam B. Gilbert
                                              Executive Vice President







DATE: December 3, 2001




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